1 VEEVA SYSTEMS INC. 2013 EQUITY INCENTIVE PLAN NOTICE OF STOCK OPTION GRANT You have been granted the following option to purchase shares of the Class A common stock of Veeva Name of Optionee: Peter P. Gassner Grant Number: _______________________ Total Number of Shares: 2,650,000 Type of Option: Nonstatutory Stock Option Exercise Price per Share $236.90 Date of Grant: June 19, 2024 Vesting Commencement Date: February 1, 2025 Vesting Schedule: This option vests and becomes exercisable as to an underlying share if and only if both of two vesting conditions are satisfied, as follows: Service-Based Vesting Condition: A service-based vesting condition (the subject to the option before the corresponding portion of the option will vest and become exercisable, as follows: Subject to your continuous Service As CEO (as defined below), the Service Vesting Condition will be satisfied in five (5) equal increments on each annual anniversary of the Vesting Commencement Date such that the last increment will vest on February 1, 2030; provided that for purposes of this Service Vesting you continue to serve as the Chief Executive Officer of the Company and, notwithstanding anything to the contrary in the Plan, your ceasing to serve as Chief Executive Officer of the Company for any reason shall be considered a termination of your Service As CEO; and provided

2 further that termination of your Service As CEO where you continue to serve the Company in some other service capacity shall not trigger the post-termination exercise period of this option, which period shall commence only once you have ceased all Service (as defined under the Plan) to the Company; and Stock Price Target Vesting Condition: A stock price-based vesting condition must be satisfied before any portion of this option will vest be at or above $236.90 per share (subject to adjustment under Article 9 of the Plan) for sixty (60) consecutive trading days at any time after the Vesting Commencement Date and prior to February 1, 2030; provided that the date of satisfaction of this vesting condition shall be the date on which the Compensation Committee of the Board certifies achievement of the Price Target. Expiration Date: June 18, 2034 This option expires earlier if your Service terminates earlier, as described in the Stock Option Agreement, and may terminate earlier in connection with certain corporate transactions as described in Article 9 of the Plan.

3 VEEVA SYSTEMS INC. 2013 EQUITY INCENTIVE PLAN STOCK OPTION AGREEMENT 1. Grant of Option Subject to all of the terms and conditions set forth in the Notice of Stock Option and the 2013 Equity Incentive Plan (the the Company has granted Class A common stock specified in the Grant Notice at the exercise price indicated in the Grant Notice. As a condition of the grant of this option, you hereby agree to all of the terms and conditions described herein and in the Plan. All capitalized terms used in this Agreement shall have the meanings assigned to them in this Agreement, the Grant Notice or the Plan. 2. Tax Treatment This option is intended to be a nonstatutory stock option under federal tax laws. 3. Vesting This option vests and becomes exercisable in accordance with the Vesting and Exercisability Schedule set forth in the Grant Notice. For the avoidance of doubt, both vesting conditions described in the Grant Notice must have been satisfied with respect to a share underlying the option in order for that option share to be considered vested and exercisable. In no event will this option vest or become exercisable for additional shares after the your Service As CEO (as defined in the Grant Notice) has terminated for any reason, as further described in Section 5 below. 4. Term of Option This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Grant Notice. (This option will expire earlier if your Service terminates earlier, as described below, and this option may be terminated earlier as provided in Article 9 of the Plan.) 5. Termination of Service If your Service As CEO (as defined in the Grant Notice) terminates for any reason, this option will expire to the extent this option is unvested as of the date of termination of your Service As CEO. If your Service (as defined in the Plan) terminates for any reason, the vested portion of this option will expire as provided in Sections 6, 7 or 8 below, as applicable. The Company determines when your Service, or Service As CEO, as applicable, terminates for all purposes of this option.

4 6. Regular Termination Subject to Section 4 above, if your Service (as defined under the Plan) terminates for any reason, then this option, to the extent vested and exercisable as of your termination date, will expire at the close of business at Company headquarters on the date twenty-four (24) months after your termination date. 7. Death Subject to Section 4 above, if you die before your Service terminates, then this option, to the extent vested and exercisable as of the date of your death, will expire at the close of business at Company headquarters on the date twenty-four (24) months after the date of your death. 8. Disability Subject to Section 4 above, if your Service terminates because of your total and permanent disability, then this option, to the extent vested and exercisable as of the date on which your Service terminates, will expire at the close of business at Company headquarters on the date twenty-four (24) months after your termination date. that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year. 9. Leave of absence and Part- Time Work For purposes of this option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is of your leave. However, your Service terminates when the approved leave ends, unless you immediately return to active work. If you go on a leave of absence, then the vesting schedule specified in the Grant or the terms of your leave. If you commence working on a part-time basis, the Company may adjust the vesting schedule so that the rate of vesting is commensurate with your reduced work schedule. 10. Restrictions on Exercise The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

5 11. Notice of Exercise When you wish to exercise this option, you must notify the Company or its designated agent, including E*TRADE from Morgan Stanley and certain of its affiliates Your notice must specify how many shares you wish to purchase. The notice will be effective when the Company receives it. However, if you wish to exercise this option by executing a same day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale. If someone else wants to exercise this option after your death, that person must You may only exercise your option for whole shares. 12. Form of Payment When you submit your Notice of Exercise, you must make arrangements for the payment of the aggregate exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms: money order, or arranging for a wire transfer. If permitted by the Administrator, by surrendering, and attesting to the ownership of, shares of Company stock that you already own with a fair market value on the date of surrender equal to the aggregate exercise price of the shares to which the option is exercised. pursuant to which the Company will subtract from the shares issuable to you a number of shares equal to the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price. By giving to a securities broker approved by the Company irrevocable directions to sell all or part of your option shares and to deliver to the Company, from the sale proceeds, an amount sufficient to pay the aggregate exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a -day 13. Withholding Taxes You will not be allowed to exercise this option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result As a condition of the grant of this option, you authorize the Company, at its discretion, to satisfy the Tax Withholding Obligation by one or a combination of the following: (a) withholding from your wages or other cash compensation payable to you by the Company, (b)

6 withholding shares of Class A common stock that otherwise would be issued to you, (c) payment from the proceeds of the sale of shares acquired upon exercise either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent), (d) requiring you to make a payment in a form acceptable to the Company, or (e) any other method of withholding determined by the Company and permitted by applicable law. If the Tax Withholding Obligation is satisfied by a mandatory sale pursuant to method (c) above, you are deemed to instruct and authorize the Company and a brokerage firm determined acceptable to the Company for such purpose to sell on your behalf a number of whole shares of Class A common stock from the shares that are issuable upon exercise hereof as are necessary to generate cash proceeds determined by the Company to be sufficient to satisfy the Tax Withholding Obligation. Such shares will be sold on the date on which the Tax Withholding Obligation arises or as soon thereafter as practicable. You acknowledge and agree that the Company is under no obligation to arrange for such sale at any particular price, that you are responsible for all fees and other costs of sale, that you are hereby agreeing to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale, and that the proceeds of any such sale may not be sufficient to satisfy your Tax Withholding Obligation. The Company may account for the Tax Withholding Obligation by considering statutory or other withholding rates, including applicable maximum rates. In the event of over-withholding, you may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in common stock) from the Company or the Employer; otherwise, you may be able to seek a refund from the applicable tax authority. In the event of under-withholding, you may be required to pay any additional taxes directly to the applicable tax authority. If the Class A common stock, for tax purposes, you shall be deemed to have been issued the full number of shares subject to the exercised option, notwithstanding that a number of the shares is held back solely for the purpose of satisfying the Tax Withholding Obligation. You agree to pay to the Company any amount of Tax Withholding Obligation that cannot be satisfied by the means described above. To the extent you fail to make satisfactory arrangements for the payment of any required withholding taxes, you will permanently forfeit the applicable option. 14. Restrictions on Resale You agree not to sell any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

7 15. Transfer of Option Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or by means of a written beneficiary designation; provided, however, that your beneficiary or a representative of your estate acknowledges and agrees in writing in a form reasonably acceptable to the Company, to be bound by the provisions of this Agreement and the Plan as if such beneficiary or the estate were you. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former interest in your option in any other way. 16. Retention Rights Your option or this Agreement does not give you the right to be retained by the Company, a Parent or a Subsidiary in any capacity. The Company and its Parents and Subsidiaries reserve the right to terminate your Service or your Service as CEO, as applicable, at any time, with or without cause. 17. Stockholder Rights You (or your beneficiary or estate) have no rights as a stockholder of the Company until you (or your beneficiary or estate) have exercised this option by giving the required Notice of Exercise to the Company, paying the exercise price, and satisfying any applicable Tax-Withholding Obligations. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan. 18. Recoupment Policy This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy as they may be amended from time to time (whether such policy is adopted on or after the date of this Agreement). You agree that no claim or entitlement to compensation or damages shall arise from the application of any Company recoupment policy and/or any recoupment or clawback policy otherwise required by applicable law. 19. Adjustments In the event of a stock split, a stock dividend or a similar change in Company stock, the number of shares covered by this option and the exercise price per share will be adjusted pursuant to the Plan. 20. Effect of Significant Corporate Transactions If the Company is a party to a merger, consolidation, or certain change in control transactions, then this option will be subject to the applicable provisions of Article 9 of the Plan. 21. Notice You agree to accept by email all documents relating to this option, the Agreement, or the Plan (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these

8 documents on a website, it will notify you by email. 22. Applicable Law This Agreement will be interpreted and enforced under the laws of the State of Delaware (without regard to its choice-of-law provisions). 23. Electronic Delivery and Participation The Company, may in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company, including E*TRADE. 24. Deemed Acceptance of Grant If you did not indicate your online acceptance of this option and its terms and conditions (as set forth in the Grant Notice, this Agreement and the Plan) and you did not otherwise agree to the terms of this option, you will be deemed to have agreed to the terms of this option (as set forth in the Grant Notice, this Agreement and the Plan), unless you provide the Company with a written notice to the contrary within 60 days of receipt of the Grant Notice and this Agreement. Any such notice may be addressed to the Company at the following email address: equity@veeva.com. 25. The Plan and Other Agreements The text of the Plan is incorporated in this Agreement by reference. This Plan, this Agreement and the Grant Notice constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties. 26. Holding Period The addition to any other restrictions on the transfer of any shares acquired under this option, any shares acquired upon exercise of this option will not be transferrable for the period ending on the earlier of two (2) years following the date of such exercise and exception that shares may be transferred (including, without limitation, sales of shares in the public market) during the Holding Period to the extent necessary to satisfy the exercise price of the option and any applicable tax obligations that may arise in connection with such exercise, and you will be permitted to transfer any exercised shares during the Holding Period to your immediate family and estate planning vehicle, provided that such shares transferred to such transferee will be subject to the transfer restriction set forth in this Section 26 for the remainder of the Holding Period. For purposes of this Section 26, your means any of your child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law.